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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                 -----------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        MAY 27, 1998
                                                  ---------------------------


                         COMMODORE APPLIED TECHNOLOGIES, INC.
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     (Exact name of registrant as specified in its charter)




DELAWARE                             1-11871                   11-3312952
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)

150 EAST 58TH STREET
NEW YORK, NEW YORK                                                  10155
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
                                                   ----------------------


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            (Former Name or Former Address, if Changed Since Last Report)


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                             CURRENT REPORT ON FORM 8-K

                        COMMODORE APPLIED TECHNOLOGIES, INC.

                                    MAY 27, 1998


ITEM 5.  OTHER EVENTS.

     Commodore Applied Technologies, Inc. (the "Company") has announced that Kenneth J. Houle, President and Chief Operating Officer of Commodore Separation Technologies, Inc., the Company's 87% owned subsidiary ("Separation"), passed away on May 26, 1998, in Atlanta, Georgia, at the age of 59 following an illness. Carl O. Magnell, Vice President--Technology & Sales of the Company, will serve as Separation's President and Chief Operating Officer for an interim period until such time as a suitable replacement is appointed by Separation's Board of Directors. See the press release attached hereto as Exhibit 99.1 for additional information regarding the foregoing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

EXHIBIT NO.         DESCRIPTION

99.1           Press Release, dated May 27, 1998, of the Company.






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     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  May 27, 1998           By: /s/ Paul E. Hannesson
                                 ----------------------------------------
                                 Paul E. Hannesson, Chairman of the Board,
                                   President and Chief Executive Officer










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                                    EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1           Press Release, dated May 27, 1998, of the Company.





























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